Recovery of Erroneously Awarded Compensation	12 Months Ended
Jan. 31, 2026
Restatement Determination Date:: 2025-12-31
Erroneously Awarded Compensation Recovery
Erroneous Compensation Analysis

Clawback/Repayment

All awards are subject to reduction, cancellation, forfeiture or recoupment to the extent necessary to comply with (i) the Skillsoft Corporation Incentive Compensation Clawback Policy and any other clawback, forfeiture or other similar policy adopted by the Board or the Compensation Committee and as in effect from time to time and (ii) applicable law. Unless otherwise determined by the Compensation Committee, to the extent that a participant receives any amount in excess of the amount that the participant should otherwise have received under the terms of the award for any reason (including, without limitation, by reason of a financial restatement, mistake in calculations or other administrative error), the participant will be required to repay any such excess amount to the Company.